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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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/ /	Preliminary Proxy Statement
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/X/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
DEPARTMENT 56, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
WEDNESDAY, MAY 8, 2002
11:00 A.M., LOCAL TIME

HILTON GARDEN INN
6330 POINT CHASE
EDEN PRAIRIE, MN 55344

        March 28, 2002

Dear fellow stockholder,

You are cordially invited to join us for our Annual Meeting of Stockholders to be held this year on Wednesday, May 8, 2002 at 11:00 a.m. (CST) at the Hilton Garden Inn, 6330 Point Chase, Eden Prairie, MN 55344.

The order of business at the Annual Meeting will be to:

  •
  Elect directors

  •
  Approve appointment of auditors for 2002

  •
  Act on other business properly brought before the Meeting.

In addition to the specific agenda items, we will also report on matters of current interest to our stockholders and there will be a question-and-answer session.

Attendance and voting is limited to stockholders of record at the close of business on March 18, 2002. At the Annual Meeting registration desk you may be asked to present valid picture identification, such as a driver's license or passport. Stockholders holding stock in brokerage accounts ("street name" holders) will need to bring a copy of a brokerage statement or letter evidencing stock ownership as of the record date.

Your vote is important. Whether you own a few or many shares of stock, it is important that your shares be represented. If you cannot personally attend, we encourage you to make certain that you are represented at the meeting by signing the accompanying proxy card and promptly returning it in the enclosed envelope or by voting through any telephone or Internet feature that you have received through the courtesy of your stockbroker.

Sincerely yours,

Susan E. Engel Chairwoman and Chief Executive Officer

DEPARTMENT 56, INC.
One Village Place, 6436 City West Parkway, Eden Prairie, Minnesota 55344

PROXY STATEMENT

        This proxy statement is furnished to stockholders of Department 56, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board" or "Board of Directors") for use at the Annual Meeting of Stockholders to be held at 11:00 a.m., local time, on Wednesday, May 8, 2002, at the Hilton Garden Inn, 6330 Point Chase, Eden Prairie, Minnesota, and any adjournments thereof.

        Stockholders of record as of the close of business on March 18, 2002 will be entitled to vote at the meeting or any adjournments thereof. As of the record date, March 18, 2002, the Company had outstanding 12,936,682 shares of Common Stock, par value $.01 per share ("Common Stock"), each entitled to one vote on all matters to be voted upon. This proxy statement, the accompanying form of proxy and the Company's annual report to stockholders for the fiscal year ended December 29, 2001 are being mailed on or about April 5, 2002 to each stockholder entitled to vote at the meeting.

        Stockholders as of the record date are cordially invited to attend the meeting. If you are a registered stockholder as of the record date and plan to attend, please mail in your proxy indicating with an "X" in the space provided that you plan to attend and bring the enclosed Admission Ticket to the meeting. If you are a stockholder as of the record date whose shares are not registered in your own name and you plan to attend, please request an Admission Ticket by writing to the Office of the Secretary, Department 56, Inc., One Village Place, 6436 City West Parkway, Eden Prairie, Minnesota 55344. Evidence of your stock ownership, which you can obtain from your stockbroker, bank or other financial institution, must accompany your letter.

VOTING AND REVOCATION OF PROXIES

Voting

        If the enclosed proxy is executed and returned in time and not revoked, all shares represented thereby will be voted; beneficial owners of shares held by or on behalf of brokerages, banks or financial institutions may also have facilities to vote by telephone and/or Internet means, as determined by the applicable financial institution. Each proxy will be voted in accordance with the stockholder's instructions. If no such instructions are specified, the proxies will be voted FOR the election of each person nominated for election as a director and FOR the ratification of the appointment by the Board of Directors of Deloitte & Touche LLP as auditors for the Company for the fiscal year ending December 28, 2002.

        The holders of a majority of the shares of Common Stock entitled to vote at the meeting, present in person or by proxy, constitutes a quorum. Assuming a quorum is present, the affirmative vote by the holders of a plurality of the votes cast at the meeting will be required for the election of directors; and the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote thereon will be required to act on all other matters to come before the meeting, including the ratification of the appointment by the Board of Directors of Deloitte & Touche LLP as auditors for the Company. An automated system administered by the Company's transfer agent tabulates the votes. For purposes of determining the number of votes cast with respect to any voting matter, only those cast "for" or "against" are included; abstentions and broker non-votes are excluded. Accordingly, with respect to the election of directors, abstentions and broker non-votes will have no effect on the outcome. For purposes of determining whether the affirmative vote of a majority of the shares present at the meeting and entitled to vote has been obtained, abstentions will be included in, and broker non-votes will be excluded from, the number of shares present and entitled to vote. Accordingly, with respect to any matter other than the election of directors, abstentions will have the effect of a vote "against" the matter and broker non-votes will have the effect of reducing the number of affirmative votes required to achieve the majority vote.

Revocation

        A stockholder giving a proxy may revoke it at any time before it is voted by delivery to the Company of a subsequently executed proxy or a written notice of revocation. In addition, returning your completed proxy will not prevent you from voting in person at the meeting should you be present and wish to do so.

ITEM 1 — ELECTION OF DIRECTORS

        The Board of Directors currently consists of seven individuals, each of whom holds office for a one-year term and until his or her successor has been duly elected and qualified. Each of the seven directors herein nominated will be elected for a term which begins on the date of the Annual Meeting of Stockholders at which such director is elected and ends on the date of the next succeeding Annual Meeting of Stockholders.

        Unless otherwise directed, proxies in the accompanying form will be voted FOR the nominees listed below. It is the intention of the persons named in the enclosed proxy to vote, unless otherwise indicated, for the election as directors of the persons named as nominees below. If any one or more of the nominees is unable to serve for any reason or withdraws from nomination, proxies will be voted for the substitute nominee or nominees, if any, proposed by the Board of Directors. The Board has no knowledge that any nominee will or may be unable to serve or will or may withdraw from nomination. All of the following nominees are current directors of the Company whose terms end at the 2002 Annual Meeting. All of the current directors of the Company were elected to their present terms at the Company's May 10, 2001 Annual Meeting of Stockholders, except for Michael Francis (who was appointed to fill a vacancy on July 12, 2001) and James E. Bloom (who was appointed to fill a vacancy on November 6, 2001).

Nominees for Terms Ending at the 2003 Annual Meeting of Stockholders

        The principal occupations and positions for the past five years, and in certain cases prior years, of each of the persons who is nominated for election are as follows:

        SUSAN E. ENGEL, age 55, has been Chairwoman of the Board of the Company and of D 56, Inc. (the Company's principal operating subsidiary) since September 18, 1997 and a director of the Company since February 1996. Ms. Engel has been Chief Executive Officer of the Company and of D 56, Inc. since November 13, 1996. She was President of the Company and of D 56 Inc. from September 19, 1994 until September 18, 1997. Ms. Engel is also a public company director of Wells Fargo & Co. and SuperValu Inc.

        JAMES E. BLOOM, age 59, has been a director of the Company since November 2001. Mr. Bloom has been a business consultant with Bloom Consulting, Inc. since July 2001. Prior to July 2001, he was Vice President — Sales & Marketing with Charter Systems LLC, a software developer of business communications solutions for the telecommunications industry, from January 1995 to June 2001.

        MICHAEL R. FRANCIS, age 39, has been a director of the Company since July 2001. Mr. Francis has been Senior Vice President, Marketing of Target Corporation, an operator of large-store general merchandise formats, including discount stores, moderate-priced promotional and traditional department stores, as well as a direct mail and on-line business, since January 2001. Prior to January 2001, Mr. Francis was Senior Vice President, Marketing and Visual Presentation of Target's department stores division (now Marshall Field's) since December 1994.

        STEWART M. KASEN, age 62, has been a director of the Company since December 12, 2000. Mr. Kasen has been a public company director of Markel Corp., an insurance underwriting firm since 1987, and K2, Inc., a sporting goods and recreational products distributor since 1997. Mr. Kasen has also been a public company director of the Singer Co., a manufacturer of consumer sewing machines and an international retailer of consumer durables, since September 2000. He has been President of Schwarzschild Jewelers, a retail jewelry chain, since September 2001. He was Chairman, President and Chief Executive Officer of Factory Card Outlet Corp., a specialty retailer, from May 1998 until October 1999. Factory Card Outlet filed a petition for bankruptcy on March 23, 1999.

        GARY S. MATTHEWS, age 44, has been a director of the Company since September 1997. Mr. Matthews has been President of Bristol-Myers Squibb Worldwide Consumer Medicines, a major producer and distributor of medicines, since December 2001. From January 1999 to June 2001 he was President and Chief Executive Officer and a director of Derby Cycle Corporation, a leading bicycle designer, manufacturer and marketer. Prior to January 1999, Mr. Matthews was Division President of Guinness Great Britain, the U.K. beer and ale marketing subsidiary of Diageo PLC. From January 1996 to April 1998, he was President and Chief Executive Officer of Guinness Import Company, the U.S. subsidiary of Diageo PLC which imports beers and ales.

        STEVEN G. ROTHMEIER, age 55, has been a director of the Company since December 1992. Mr. Rothmeier is Chairman and Chief Executive Officer of Great Northern Capital, a private investment management firm which he founded in March 1993. He is a public company director of GenCorp Inc., Precision Castparts Corp. and Waste Management, Inc.

        VIN WEBER, age 49, has been a director of the Company since February 1993. Mr. Weber is a Partner of Clark & Weinstock, Inc., strategic communications advisers, and he is also Vice Chairman of Empower America, a non-profit organization which he co-founded in January 1993. He is a public company director of ITT Educational Services, Inc. and OneLink, Inc.

FURTHER INFORMATION CONCERNING THE BOARD
OF DIRECTORS AND COMMITTEES

        The Board of Directors of the Company directs the management of the business and affairs of the Company, as provided by Delaware law, and conducts its business through meetings of the Board and five standing committees: Executive, Audit, Compensation, Stock Incentive and Nominating. In addition, from time to time, special committees may be established under the direction of the Board when necessary to address specific issues.

Committees of the Board — Board Meetings

        The Board of Directors of the Company held eight meetings in 2001. Each director attended 75% or more of the aggregate of (i) meetings of the Board held during the period for which he or she served as a director, and (ii) meetings of all committees held during the period for which he or she served on those committees. Average attendance at all such meetings of the Board and committees was approximately 92%.

        The EXECUTIVE COMMITTEE of the Board has the authority to exercise all powers and authority of the Board in the management of the business and affairs of the Company that may be lawfully delegated to it under Delaware law. The Committee consists of Susan E. Engel (Chair) and Steven G. Rothmeier. The Executive Committee held no formal meetings in 2001.

        The AUDIT COMMITTEE's principal functions and its activities during fiscal 2001 are described on page 5 under the heading Audit Committee Report. The Company's Chief Financial Officer, Principal Accounting Officer and General Counsel generally attend Audit Committee meetings and give reports to and answer inquiries from the Audit Committee. The Audit Committee reports its findings and recommendations to the Board. The Audit Committee is composed of three non-employee and independent directors under the rules of the New York Stock Exchange: Steven G. Rothmeier (Chair); Michael R. Francis and Gary S. Matthews. The Audit Committee held five meetings in 2001.

        The COMPENSATION COMMITTEE is authorized by the Board to oversee the Company's compensation policies, review salaries and cash bonuses, approve significant changes in salaried employee benefits, and recommend to the Board such other forms of remuneration as it deems appropriate. The Compensation Committee is composed of non-employee directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Compensation Committee consists of Stewart M. Kasen (Chair); James E. Bloom and Vin Weber. Aside of full Board meetings at which matters under its purview were addressed, the Compensation Committee held two meetings in 2001.

        The STOCK INCENTIVE COMMITTEE, is authorized by the Board to grant awards under, and otherwise to administer, the Department 56, Inc. 1992 Stock Option Plan and the Department 56, Inc. 1993, 1995 and 1997 Stock Incentive Plans. The Stock Incentive Committee consists of Vin Weber (Chair) and Steven G. Rothmeier, who are "Non-Employee Directors" within the meaning of Rule 16b-3 under the Exchange Act and "Outside Directors" within the meaning of Section 162(m) of the Internal Revenue Code. Aside of full Board meetings at which matters under its purview were addressed, the Stock Incentive Committee held no formal meetings in 2001.

        The NOMINATING COMMITTEE's principal functions are to identify, interview and recommend for Board approval candidates for directorships of the Company. The Nominating Committee consists of Vin Weber (Chair); Susan E. Engel and Gary S. Matthews. Aside of full Board meetings at which matters under its purview were addressed, the Nominating Committee held no formal meetings in 2001.

        Two other Board committees, the Director Option Grant Committee and the Non-Officer Grant Committee, are authorized to grant awards to non-employee directors and to non-officer employees (subject to certain limitations), respectively. These committees consist of the Company's Chief Executive Officer as the sole committee member.

Director Compensation

        Non-employee directors receive an annual cash fee of $15,000, paid ratably at each regular meeting of the Board of Directors, as well as a fee of $1,000 ($500 if telephone conference participation) for attendance at any Board meeting. Non-employee members of Board committees receive a fee of $750 ($500 if telephone conference participation) for attendance at any committee meeting, and any non-employee chair of a Board committee receives an additional annual fee of $1,500. Non-employee directors may elect to receive shares of Common Stock in lieu of all or a portion of their cash fees, in which case shares of Common Stock are issued having a fair market value on the date of issuance of 110% of the cash fees which would otherwise then be payable. Directors are reimbursed for their out-of-pocket expenses arising from attendance at meetings of the Company's Board of Directors or committees thereof.

        For fiscal year 2001, each non-employee director received an annual grant of an option to purchase 5,000 shares of Common Stock at fair market value on the date of grant vesting over two years. In fiscal 2002, options were granted representing three years' acceleration of present year and future grants, equaling a grant to each non-employee director of an option to purchase 15,000 shares of Common Stock.

AUDIT COMMITTEE REPORT

        The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

        During fiscal 2000, the Audit Committee of the Board of Directors approved and adopted a charter for the Committee, which was approved by the full Board on May 11, 2000.

        The Audit Committee of the Board of Directors is responsible for assisting the Board in serving as an oversight to the Company's financial reporting, accounting and controls. Under the rules of the New York Stock Exchange all of the members of the Audit Committee are independent.

        The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee's charter. To carry out its responsibilities, the Committee met five times during fiscal 2001.

        In overseeing the preparation of the Company's financial statements, the Committee met with both management and the Company's outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the outside auditors. The Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees).

        With respect to the Company's outside auditors, the Committee, among other things, discussed with Deloitte & Touche LLP matters relating to its independence, including the disclosures made to the

Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

        On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve (and the Board has approved) the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 29, 2001, for filing with the Securities and Exchange Commission. The Committee and the Board have also approved, and submitted for shareholder ratification, the selection of the Company's independent auditors for the fiscal year ending December 28, 2002.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
OF DEPARTMENT 56, INC.

Steven G. Rothmeier, Chair Michael R. Francis Gary S. Matthews

        Fees

        The Company incurred the following fees for services performed by Deloitte & Touche LLP in fiscal 2001.

  Audit Fees

    Fees for the fiscal year 2001 audit and the review of Forms 10Q are $193,400.

  Financial Information Systems Design and Implementation Fees

    Other than in connection with the services referred to under the caption "Audit Fees" above, Deloitte & Touche LLP did not render any services related to financial information systems design and implementation for the fiscal year ended December 29, 2001.

  All Other Fees

    Aggregate fees billed for all other services including tax related services and other consulting rendered by Deloitte & Touche LLP for the fiscal year ended December 29, 2001 are $137,917.

  All non-audit services were reviewed with the Audit Committee, which concluded that the provision of such services by Deloitte & Touche LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

BIOGRAPHICAL INFORMATION REGARDING EXECUTIVE OFFICERS

        Set forth below is biographical information for each of the Company's executive officers who is not a Director of the Company. Officers serve at the discretion of the Board of Directors.

Name	Age	Position(s) with the Company
David W. Dewey	44	Executive Vice President — Product Development
Elise M. Linehan	40	Senior Vice President — Retail Stores
Andrew E. Melville	41	Senior Vice President — Sales
Robert S. Rose	47	Vice President — Distribution
David H. Royer	41	Vice President — Sales Planning and Development
Timothy J. Schugel	43	Senior Vice President — Sourcing Management and Production Control
Gregory G. Sorensen	39	Vice President — Technology
Alan L. Sussman	41	Senior Vice President and Chief Information Officer
David H. Weiser	42	Senior Vice President — Legal/Human Resources, General Counsel and Secretary

        David W. Dewey has been Executive Vice President — Product Development of the Company and of D 56, Inc. since January 29, 2001. He was Executive Vice President — Overseas Operations of the Company and of D 56, Inc. from January 1, 1997 until January 29, 2001. He was Vice President — Overseas Operations of the Company and of D 56, Inc. from April 22, 1993 until January 1, 1997.

        Elise M. Linehan has been Senior Vice President — Retail Stores of the Company and of D56, Inc. since January 27, 2002. She was Vice President Marketing of the Company and of D 56, Inc. from June 28, 2001 to January 27, 2002. She was Managing Director of Product Marketing of the Company and of D 56, Inc. from September 10, 1999 to June 28, 2000. She was Director of Product Marketing of the Company and of D 56, Inc. from July 1, 1998 until September 10, 1999. She was Director of Marketing Services at Lifetouch, Inc. from 1996 until June 1998.

        Andrew E. Melville has been Senior Vice President — Sales of the Company and of D 56, Inc. since October 11, 1999. He was Vice President of Sales and Trade Marketing at Walt Disney Records from January 1998 to October 1999. Prior to then he held various sales positions at Polaroid Corporation from June 1990 to January 1998.

        Robert S. Rose has been Vice President — Distribution and Operations of the Company and of D 56, Inc. since April 22, 1993.

        David H. Royer has been Vice President — Sales Planning and Development since February 18, 2002. He was Vice President of Sales Development at Frito-Lay, Inc. from March 2001 to February 2002. Prior to then he was Director of Sales for the Midwest North Region of Frito-Lay, Inc. from March 1997 to March 2001.

        Timothy J. Schugel has been Senior Vice President — Sourcing Management and Production Control of the Company and of D 56, Inc. since January 29, 2001. He was Vice President — Sourcing Management and Production Control of the Company and of D 56, Inc. from January 29, 2001 until May 5, 1999. He was Vice President — Finance and Sourcing Management of the Company and of D 56, Inc. from August 6, 1998 until May 4, 1999. He was Vice President of the Company and of D 56, Inc. from April 10, 1995 until August 6, 1998.

        Gregory G. Sorensen has been Vice President — Technology of the Company and of D 56, Inc. since September 27, 1999. He was Vice President — Management Information Systems of the Company and of D 56, Inc. from July 22, 1996 to September 27, 1999.

        Alan L. Sussman has been Senior Vice President and Chief Information Officer of the Company and of D 56, Inc., since September 27, 1999. From February 1998 until July 1999 he owned and operated a local public access internet provider, Via Point, Inc. He was Vice President, Information Technology at Rollerblade from March 1996 to December 1998.

        David H. Weiser has been Senior Vice President — Legal/Human Resources of the Company and of D 56, Inc. since January 1, 1997. He has also been General Counsel of the Company since April 22, 1993, General Counsel of D 56, Inc. since March 15, 1993, and Secretary of the Company and of D 56, Inc. since February 1993. Mr. Weiser was Vice President of the Company from April 22, 1993 until January 1, 1997 and Vice President of D 56, Inc. from March 15, 1993 until January 1, 1997.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information known by the Company regarding the beneficial ownership of the Company's Common Stock, as of March 18, 2002, by each beneficial owner of more than five percent of the outstanding Common Stock, by each of the Company's directors and nominees for Board election, by each of the executives named in the Summary Compensation Table, and by all current directors and officers of the Company as a group.

Name	Number of Shares Beneficially Owned (1)	Percentage Of Class (1)
Mellon(2)	1,905,696	14.7%
Harris Associates (3)	1,162,000	9.0%
Yacktman (4)	1,066,850	8.2%
Dimensional Fund(5)	767,900	6.0%
High Rock (6)	656,200	5.1%
James Bloom (7)	1,250	*
David Dewey (8)	75,840	*
Susan Engel (9)	166,178	1.3%
Michael Francis (10)	1,875	*
Stewart Kasen (11)	5,000	*
Gary Matthews (12)	31,410	*
Andrew Melville (13)	37,491	*
Steven Rothmeier (14)	55,500	*
P. "Tom" Tomlinson (15)	50,910	*
Vin Weber (16)	44,318	*
David Weiser (17)	69,576	*
All directors and officers of the Company as a group (17 persons) (18)	788,027	5.8%

*
The percentage of shares of Common Stock beneficially owned does not exceed one percent of the outstanding shares of Common Stock.
(1)
For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock which such person has the right to acquire within 60 days following March 18, 2002. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any shares which such person or persons has or have the right to acquire within 60 days following March 18, 2002, is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
(2)
This information is obtained from a Schedule 13G dated January 16, 2002 filed with the Securities and Exchange Commission by Mellon Financial Corp ("Mellon"), The Boston Company Asset Management LLC ("Boston") and Boston Safe Deposit & Trust Company ("BSDT"). Mellon beneficially owns 1,905,696 shares of Common Stock, of which it has sole voting power with respect to 1,788,496 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 1,905,696 shares, and shared dispositive power with respect to 0 shares. Boston beneficially owns 754,000 shares of Common Stock, of which it has sole voting power with respect to 636,800 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 754,000 shares, and shared dispositive power with respect to 0 shares. BSDT reports beneficial ownership of 678,500 shares of Common Stock, of which it has sole voting power with respect to 678,500 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 678,500 shares, and shared dispositive power with respect to 0 shares. The address of the principal business office of each of Mellon, Boston and BSDT is One Mellon Center, Pittsburgh, Pennsylvania 15258.

(3)
This information is obtained from Schedule 13G, dated February 4, 2002, filed with the Securities and Exchange Commission by Harris Associates L.P. ("HA") and Harris Associates Investment Trust, series designated the Oakmark Small Cap Fund ("Harris"). HA beneficially owns 1,162,000 shares of Common Stock, of which it has sole voting power with respect to 0 shares, shared voting power with respect to 1,162,000 shares, sole dispositive power with respect to 362,000 shares and shared dispositive power with respect to 800,000 shares. Harris beneficially owns 800,000 shares of Common Stock, of which it has sole voting power with respect to 0 shares, shared voting power with respect to 800,000 shares, sole dispositive power with respect to 0 shares and shared dispositive power with respect to 800,000 shares. The address of the principal business office of HA and Harris is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602.
(4)
This information is obtained from a Schedule 13G/A, dated February 12, 2002, filed with the Securities and Exchange Commission by Donald A. Yacktman ("DAY"), The Yacktman Funds, Inc. ("YFI") and Yacktman Asset Management Co. ("YAM"). DAY beneficially owns 1,066,850 shares of Common Stock, of which he has sole voting power with respect to 130,000 shares, shared voting power with respect to 56,400 shares, sole dispositive power with respect to 130,000 shares, and shared dispositive power with respect to 936,850 shares. YFI beneficially owns 700,000 shares of Common Stock, of which it has sole voting power with respect to 700,000 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 0 shares, and shared dispositive power with respect to 0 shares. YAM reports beneficial ownership of 936,850 shares of Common Stock, of which it has sole voting power with respect to 56,400 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 936,850 shares, and shared dispositive power with respect to 0 shares. DAY holds 100% of the outstanding shares of capital stock of YAM. The address of the principal business office of each of DAY, YFI and YAM is 303 West Madison Street, Suite 1925, Chicago, Illinois 60606.
(5)
This information is obtained from a Schedule 13G dated January 30, 2002 filed with the Securities and Exchange Commission by Dimensional Fund Advisors, Inc. ("Dimensional"). Dimensional beneficially owns 767,900 shares of Common Stock, of which it has sole voting power with respect to 767,900 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 767,900 shares, and shared dispositive power with respect to 0 shares. The address of the principal business office of Dimensional is 1229 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.
(6)
This information is obtained from a Schedule 13G dated February 12, 2002 filed with the Securities and Exchange Commission by High Rock Capital LLC ("HRC") and High Rock Asset Management LLC ("HRAM"). HRC beneficially owns 656,200 of Common Stock, of which it has sole voting power with respect to 476,900 shares, and shared dispositive power with respect to 0 shares, sole dispositive power with respect to 618,200 shares and shared dispositive power with respect to 0 shares. HRAM beneficially owns 656,200 of Common Stock, of which it has sole voting power with respect to 38,000 shares, shared dispositive power with respect to 0 shares, sole dispositive power with respect to 38,000 shares and shared dispositive power with respect to 0 shares. The address of principal business office of both HRC and HRAM is 28 State Street, 18th Floor, Boston, MA 02109.
(7)
Includes 1,250 shares subject to purchase options exercisable by Mr. Bloom currently or within 60 days of March 18, 2002.

(8)
Includes 59,240 shares subject to purchase options exercisable by Mr. Dewey currently or within 60 days of March 18, 2002.
(9)
Includes 116,591 shares subject to purchase options exercisable by Ms. Engel currently or within 60 days of March 18, 2002.
(10)
Includes 1,875 shares subject to purchase options exercisable by Mr. Francis currently or within 60 days of March 18, 2002.
(11)
Includes 5,000 shares subject to purchase options exercisable by Mr. Kasen currently or within 60 days of March 18, 2002.
(12)
Includes 21,250 shares subject to purchase options exercisable by Mr. Matthews currently or within 60 days of March 18, 2002. Includes 300 shares owned by Mr. Matthews' spouse, ownership of which shares is disclaimed by Mr. Matthews.
(13)
Includes 27,035 shares subject to purchase options exercisable by Mr. Melville currently or within 60 days of March 18, 2002.
(14)
Includes 22,500 shares subject to purchase options exercisable by Mr. Rothmeier currently or within 60 days of March 18, 2002.
(15)
Includes 42,680 shares subject to purchase options exerciseable by Mr. Tomlinson currently or within 60 days of March 18, 2002. Mr. Tomlinson's employment and position as an officer of the Company and its subsidiaries ended on March 19, 2002.
(16)
Includes 37,500 shares subject to purchase options exercisable by Mr. Weber currently or within 60 days of March 18, 2002.
(17)
Includes 60,385 shares subject to purchase options exercisable by Mr. Weiser currently or within 60 days of March 18, 2002.
(18)
Includes 588,630 shares subject to purchase options exercisable currently or within 60 days of March 18, 2002.

Compliance with Section 16(a) of the Exchange Act

        Section 16(a) of the Exchange Act requires the Company's directors and executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission reports of ownership and changes in ownership of Common Stock and other equity securities of the Company on Forms 3, 4, and 5. Based on written representations of reporting persons and a review of those reports, the Company believes that during the fiscal year ended December 29, 2001, all its officers and directors and holders of more than 10% of the Company's Common Stock complied with all applicable Section 16(a) filing requirements other than Mr. Rose, Mr. Sorenson and Mr. Sussman who reported the automatic disposition to the Company by plan operation of vested restricted shares which were equivalent to their estimated federal and state tax obligations on an Amended Form 5.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

        Department 56, Inc. is a holding company, all of the business activities of which are conducted by D 56, Inc. and other subsidiaries.

        The Summary Compensation Table sets forth individual compensation information for the Chief Executive Officer, the four most highly compensated executive officers (other than the Chief Executive Officer) who were serving as executive officers at December 29, 2001. The following table sets forth compensation information for each of those individuals for the fiscal years ended December 29, 2001, December 30, 2000 and January 1, 2000 (collectively, the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

						Long Term Compensation Awards
		Annual Compensation(a)
Name and Principal Position						Restricted Stock Awards ($)(b)		Securities Underlying Options(c)	All Other Compensation
	Year	Salary		Bonus
Susan Engel, Chairwoman of the Board and Chief Executive Officer	2001 2000 1999	$605,000 550,000 543,046		$272,250 137,500 —		$221,354	(d)	52,000 133,325 52,000	$84,859 90,392 69,838	(e)
David Dewey, Executive Vice President — Product Development	2001 2000 1999	357,000 325,000 322,639		160,650 73,125 —		92,054	(f)	26,000 67,915 26,000	46,243 43,038 35,632	(e)
Andrew Melville Senior Vice President — Sales	2001 2000 1999	230,000 200,000 38,100	(g)	103,500 40,000 85,000	(h)	41,433	(i)	11,000 30,705 50,000	33,622 30,664 28,823	(e) (j)
Tom Tomlinson Former Executive Vice President and Chief Financial Officer(k)	2001 2000 1999	255,000 245,000 67,392	(l)	114,750 50,625 20,000	(m)	70,938	(n)	19,000 49,020 135,000	35,040 33,961 473	(e)
David Weiser, Senior Vice President — Legal/Human Resources, General Counsel and Secretary	2001 2000 1999	243,000 208,000 206,594		97,200 41,600 —		43,451	(o)	11,000 31,045 11,000	35,857 32,082 26,731	(e)

(a)
With respect to each Named Executive Officer, the aggregate amount of perquisites and other personal benefits, securities or property was less than either $50,000 or 10% of the total of annual salary and bonus reported for such Named Executive Officer in each of 2001, 2000 and 1999.

(b)
Vesting amounts and schedules are set forth in a footnote below for each Named Executive Officer. Accelerated vesting may occur, and additional shares may therefore vest, in the event certain performance standards are achieved or a "change in control" occurs. Any dividends that may be declared and paid by the Company on its common stock shall be also be declared on restricted shares but deferred in payment until the restricted shares vest, and an individual's forfeiture of unvested restricted shares will also result in a corresponding forfeiture of deferred dividends.

(c)
Reflects the number of shares of Common Stock underlying options granted.

(d)
The aggregate value of Ms. Engel's restricted stock holdings at the end of fiscal 2001 (at $8.45 per share) was $208,039 (24,620 shares). Of the total 24,620 shares: 6,665 vested on December 31, 2001; 6,671 will vest on December 31, 2002; 5,564 will vest on December 31, 2003; 2,860 will vest on December 31, 2004; and 2,860 will vest on December 31, 2005.

(e)
Reflects term life insurance premiums in the amounts of $2,322, $540, $492, $486 and $523, respectively, disability insurance premiums and tax reimbursment in the amounts of $14,743, $430, $2,688, $2,244 and $3,409, respectively, matching contributions by D 56, Inc. under the D 56, Inc. 401(k) Retirement Savings Plan in the amounts of $8,702, $11,159, $9,119, $8,138 and $9,480, respectively, and retirement contribution in the amounts of $58,892, $34,115, $21,323, $24,173 and $22,445, respectively, for Ms. Engel, Mr. Dewey, Mr. Melville, Mr. Tomlinson and Mr. Weiser.

(f)
The aggregate value of Mr. Dewey's restricted stock holdings at the end of fiscal 2001 (at $8.45 per share) was $87,829 (10,394 shares). Of the total 10,394 shares: 2,695 vested on December 31, 2001; 2,695 will vest on December 31, 2002; 2,144 will vest on December 31, 2003; 1,430 will vest on December 31, 2004; and 1,430 will vest on December 31, 2005.

(g)
Reflects the salary of Mr. Melville from October 11, 1999 when he became an employee of Company through January 1, 2000.

(h)
Bonus payment to Mr. Melville guaranteed under hire date.

(i)
The aggregate value of Mr. Melville's restricted stock holdings at the end of fiscal 2001 (at $8.45 per share) was $39,504 (4,675 shares). Of the total 4,675 shares: 1,197 vested on December 31, 2001; 1,196 will vest on December 31, 2002; 982 will vest on December 31, 2003; 650 will vest on December 31, 2004; and 650 will vest on December 31, 2005.

(j)
The amount reflects $28,402 in cost and tax reimbursement for moving and other relocation expenses incurred by Mr. Melville, term life insurance premiums in the amount of $60, and disability and tax reimbursement in the amount of $361.

(k)
Mr. Tomlinson's employment with the Company ended on March 19, 2002.

(l)
Reflects the salary of Mr. Tomlinson from September 1, 1999, when he became an employee of the Company, through January 1, 2000.

(m)
Bonus payment to Mr. Tomlinson guaranteed under hire letter.

(n)
The aggregate value of Mr. Tomlinson's restricted stock holdings at the end of fiscal 2001 (at $8.45 per share) was $67,178 (7,950 shares). Of the total 7,950 shares: 2,057 vested on December 31, 2001 and the remainder will not vest as a result of his employment ending in March 2002.

(o)
The aggregate value of Mr. Weiser's restricted stock holdings at the end of fiscal 2001 (at $8.45 per share) was $41,321 (4,890 shares). Of the total 4,890 shares: 1,281 vested on December 31, 2001; 1,280 will vest on December 31, 2002; 1,029 will vest on December 31, 2003; 650 will vest on December 31, 2004; and 650 will vest on December 31, 2005.

Stock Options Granted in Last Fiscal Year

        The following table sets forth information concerning individual grants of stock options made by the Company during the fiscal year ended December 29, 2001 to each of the Named Executive Officers.

OPTION GRANTS
IN THE FISCAL YEAR ENDED DECEMBER 29, 2001

Name	Number of Securities Underlying Options Granted		Percent of Total Options Granted to Employees in Fiscal Year(2)	Exercise Price (per share)	Expiration Date(3)	Hypothetical Value at Grant Date(4)
Susan Engel	52,000	(1)	18.1%	$8.49	02/28/11	$248,560
David Dewey	26,000	(1)	9.1%	8.49	02/28/11	124,280
Andrew Melville	11,000	(1)	3.8%	8.49	02/28/11	52,580
Tom Tomlinson	19,000	(1)	6.6%	8.49	02/28/11	90,820
David Weiser	11,000	(1)	3.8%	8.49	02/28/11	52,580

(1)
One-third of the total number of options granted will be cumulatively exercisable on December 31 of the calendar year of the grant and the first and second calendar years thereafter. Vesting may be accelerated in certain circumstances, including in the case of a "change in control" of the Company.

(2)
The Company granted a total of 286,817 options to employees in the fiscal year ended December 29, 2001.

(3)
The options generally expire on the earliest of (a) the tenth anniversary of the date of grant, (b) 12 months following termination of the optionee's employment or (c) the exercise in full of the option.

(4)
The hypothetical value of the options as of their date of grant calculated using the Black-Scholes option pricing model is permitted by SEC rules. It should be noted that this model is only one method of valuing options, and the Company's use of the model should not be interpreted as an endorsement of its accuracy. The actual value of the options may be significantly different, and the value actually realized, if any, will depend upon the excess of the market value of the common stock over the option excercise price at the time of the exercise.

  The estimated present value at grant date of options granted during fiscal year 2001 has been calculated using the Black-Scholes option pricing model, based upon the following assumptions: estimated time until exercise of six years; a risk-free interest rate of 4.90%, representing the interest rate on a U.S. Government zero-coupon bond on the date of grant with a maturity corresponding to the estimated time until exercise; a volatility rate of 50.0% and a dividend yield of 0.0%. The approach used in developing the assumptions upon which the Black-Scholes valuations were calculated is consistent with the requirements of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation."

Aggregated Option Exercises

        The following table sets forth information (on an aggregated basis) concerning exercises of options during the fiscal year ended December 29, 2001 by each of the Named Executive Officers and the fiscal year-end value of unexercised options.

AGGREGATED OPTION EXERCISES
IN THE FISCAL YEAR ENDED DECEMBER 29, 2000 AND
FISCAL YEAR-END OPTION VALUES

			Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised "In-the-Money" Options at Fiscal Year-End(1)
	Shares Acquired on Exercise
Name		Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Susan Engel	—	—	116,591	69,334	$—	—
David Dewey	—	—	59,240	34,675	—	—
Andrew Melville	—	—	27,035	14,670	—	—
Tom Tomlinson	—	—	42,680	25,340	—	—
David Weiser	—	—	60,385	14,670	166,650	—

(1)
Options are "in-the-money" at the fiscal year-end if the fair market value of the underlying securities on such date exceeds the exercise or base price of the option. The amounts set forth represent the difference between the fair market value of the securities underlying the options on December 29, 2001 ($8.38) and the exercise price of the options, multiplied by the applicable number of options.

Employment Agreements

        The Company has guidelines to provide severance to any Named Executive Officer in the event that her or his employment is terminated without cause other than for death or disability. The amount payable is governed by the individual's years of service with the Company, unless otherwise provided under the terms of any hire letter, change-in-control arrangement or employment agreement. Under these guidelines, severance which would be payable upon a qualifying termination is currently as follows: Ms. Engel—15 months' salary; Mr. Dewey—15 months' salary; Mr. Melville—9 months' salary; Mr. Weiser—13 months' salary.

        The Compensation Committee and the Board of Directors have adopted a program providing for the payment to certain employees of cash incentives based upon the Company's attainment of a defined financial performance goal. The program provides that, upon the occurence of any events specified as a "change of control" of the Company, the defined financial measure is deemed to have been fully (100%) achieved and the employee participants in the program vest in a specified cash incentive (prorated over the fiscal year in which the change of control occurs from the first day of the fiscal year through the date of the change of control).

        The Company's 1992 Stock Option Plan, its 1993, 1995 and 1997 Stock Incentive Plans, and related stock option and performance share agreements, contain vesting acceleration provisions that are triggered upon a change-in-control of the Company.

        The Company is party to change-in-control arrangements with each of the Named Executive Officers, as well as certain other executives of the Company. If, within 12 months following the occurence of any event specified as a "change-in-control" (for executives other than Ms. Engel, the change-in-control must not have been approved by the Company's Board of Directors in force prior to the change-in-control), the employment of a covered executive is involuntarily or voluntarily terminated for any reason (other than death, disability or retirement) the agreements provide for payment to the executive of a cash lump sum equal to (i) the executive's target pro rata bonus for the year of termination, plus (ii) 2.99 times (for Ms. Engel), or up to 2 times (for other executives), his/her base salary on the date of termination and her/his highest cash bonus during the past 3 years (for Ms. Engel, her maximum bonus opportunity in the year of termination). In addition, each covered executive's unvested stock options, restricted or deferred stock awards and non-qualified retirement benefits shall vest and all restrictions relating to any restricted or deferred stock shall lapse. The covered executive shall also have the right to continued participation in all of the Company's welfare benefit plans for the shorter of 36 months (for Ms. Engel), or 24 months (for other covered executives) or until substantially equivalent benefits are received from a subsequent employer. The covered executives (other than Ms. Engel) also have the right to receive such payments and benefits if their employment is terminated without "cause" or the covered executive resigns for "good reason" within 24 months following any "change in control" that is approved by the Company's Board of Directors in force prior to the change-in-control. Except for the welfare benefits, the change-in-control payments are not subject to mitigation or offset. In the event that, after the imposition of any excise tax, a covered executive were to retain less than 100% (for Ms. Engel) or 80% (for other executives) of the total payments due her or him under the change-in-control agreements, the Company shall be obligated to pay a "gross up" amount to the executive.

Performance Graph

        The following graph compares the cumulative total return on $100 invested on December 28, 1996, in each of the Common Stock of the Company, Standard & Poor's SmallCap 600 Index and a peer line-of-business index.

        The peer line-of-business index is composed of all issuers within the Standard & Poor's Consumer Goods (Jewelry, Novelties & Gifts) Industry Sector which also are contained in the Standard & Poor's SmallCap 600 Index. The issuers currently within this index are Action Performance Companies, Inc.; A. T. Cross Co., Inc.; Department 56, Inc.; Enesco Group, Inc.; Fossil Inc.; Franklin Covey Co.; Mayors Jewelers, Inc.; and Russ Berrie & Co.

        In calculation of the peer index, each of the issuers is weighted to recognize its stock market capitalization. The returns of the Standard & Poor's index and the peer line-of-business index are calculated assuming reinvestment of dividends. The Company has not paid any dividends. The graph specifies data values for the preceding trading day nearest to each of the Company's fiscal year-ends during such period.

        The stock price performance shown on the graph below is not necessarily indicative of future price performance. Data points below provided by Research Data Group, Inc., a licensee of Standard & Poor's.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
AMONG DEPARTMENT 56, INC., THE S&P SMALLCAP 600 INDEX AND PEER GROUP

DEPARTMENT 56, INC.
SMALLCAP PEER GROUP
S&P SMALLCAP 600
DOLLARS
250
200
150
100
50
0
DEC 28 1996
JAN 3 1998
JAN 2 1999
JAN 1 2000
DEC 30 2000
DEC 31 2001

	DEC 28 1996	JAN 3 1998	JAN 2 1999	JAN 1 2000	DEC 30 2000	DEC 31 2001
DEPARTMENT 56, INC.	$100.00	$115.74	$152.54	$91.88	$46.70	$34.92
SMALLCAP PEER GROUP	100.00	127.94	137.32	98.39	64.70	102.06
S&P SMALLCAP 600	100.00	125.58	129.01	145.01	162.13	195.17

COMPENSATION COMMITTEE AND STOCK INCENTIVE COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

Overview

        The Compensation Committee of the Board of Directors is responsible for establishing the compensation policy and specific individual compensation for the Company's executive officers. The Stock Incentive Committee awards grants under the Company's stock option and incentive plans and administers those plans, seeking the advice and reviewing recommendations of the Compensation Committee and management as the Stock Incentive Committee believes appropriate. The Committees engage independent compensation consultants from time to time to assist in their work. Each of the Compensation Committee and the Stock Incentive Committee is comprised entirely of non-employee directors.

        The Committees recognize the $1 million deduction limitation on individual executive compensation under Section 162(m) of the Internal Revenue Code. While the Company does not have a policy on qualifying officer compensation for deductibility under that Section and the Board and the Committees reserve the authority to award non-deductible compensation as they deem appropriate, the Committees do consider cost to the Company (including tax deductibility) in making overall compensation decisions.

Compensation Philosophy

        The approach taken to compensation for executive officers is designed to:

  •
  Emphasize company performance and place a substantial portion of officer compensation at risk

  •
  Align interests of management with those of stockholders and bring focus on long-term value creation by providing a significant portion of compensation in Company equity

  •
  Attract, motivate and retain executives of high caliber and ability

        The principal compensation elements used in this approach during fiscal 2001 consisted of base salary, annual cash incentive bonus, and long-term equity incentives in the form of stock options and restricted shares. One-time awards based on project or other unique value-adding achievements are also considered on a discretionary basis.

        In setting total compensation by individual, the Compensation Committee considers each current executive's responsibilities and experience in her or his specific area or a subjective evaluation of the appropriate overall compensation to induce an individual to join the Company as an officer. Compensation data in relevant executive labor markets, where available, has also been considered in determining executive salaries and opportunities for incentive compensation. No specific weights are assigned to these factors (although job position and subjective evaluation of appropriate overall compensation to attract or retain the executive are considered most important).

Base Salary

        Consistent with the Company's entire philosophy, the executive team's most robust opportunities for additional compensation are to be found in corporate growth and performance-based incentives. The Compensation Committee therefore takes a market-based approach in its annual review of officer base salaries, primarily considering level and changes of responsibility and general executive salary market trends. Owing to the Company's reduced revenues in fiscal 2001, Ms. Engel has declined any review to increase her base salary for the 2002 fiscal year.

Annual Cash Bonus

        Executive officers are eligible for annual cash incentives under a pay-for-performance program. Officer bonuses were paid at individual target bonus opportunity for fiscal 2001 although in the case of Ms. Engel, constrained to 90% of her target bonus opportunity to reflect a higher individual standard for the Chief Executive Officer for the Company's 2001 financial performance.

Stock Options

        Stock options are granted annually to executive officers based on pre-established grant guidelines. All grants are made at 100% of fair market value. To encourage executives to remain in the employ of the Company, the annual option grants vest over a three calendar-year period, with the first installment vesting at the close of the grant year.

Restricted Shares

        Beginning in fiscal 2001, the Company granted restricted shares to executive officers based on established annual grant guidelines. Each restricted share awarded on this annual grant basis vests in equal installments over a five calendar year period, with the first installment vesting at the close of the grant year, and provides for partial acceleration in vesting upon achievement of specified diluted earnings per common share (EPS) for any year of the standard vesting cycle. The decision to commence annual awards of 5-year vesting restricted shares was taken in lieu of continuing the Company's prior practice of annual performance share awards based on 3-year performance cycles (PSPs), as the PSPs were not effective at retaining management or building its equity stake.

        In addition to the restricted shares granted in 2001 as annual awards, the Company made the one-time issuance to officers of one restricted share in exchange for the surrender of every five PSPs then outstanding. Pursuant to this exchange, all 64,575 PSPs then outstanding were surrendered and cancelled and 12,915 restricted shares were issued in this exchange. The restricted shares issued in this exchange vest in equal annual installments over two- and three-year vesting schedules, the schedules determined by adding an additional year to the duration of the performance cycle of the surrendered PSPs.

        In September 2001, in exchange for stock purchase options then held by executive officers with an exercise price of $18 per share or greater, the Company issued restricted shares at the ratio of 1 three-year vesting restricted share for the surrender of an option to purchase 100 shares of common stock. Outstanding options to purchase 1,035,833 shares of common stock were surrendered and cancelled, and 10,359 restricted shares were issued in the exchange. The exchange represented a range of 2% to 13% of Black-Scholes value, depending on exercise price and age of each option surrendered. In addition to building management's equity stake, this exchange advanced the goal of executive retention since vesting of the restricted shares issued in the exchange started anew irrespective whether an executive was vested in the surrendered options.

Compensation of Chief Executive Officer

        The CEO's compensation is comprised of the same elements used to compensate other executive officers. Ms. Engel's base salary rate effective during 2001 was $605,000, adjusted early in the year consistent with the executive salary review approach described above. Her bonus and equity incentive awards for 2001 were determined in the same manner as for other executive officers (except as noted above with respect to constraining her 2001 cash bonus), and the actual amounts are shown in the Summary Compensation Table preceding this Report.

Conclusion

        Consistent with their compensation philosophy, the Committees believe their approach to executive officer compensation provides incentive to attain strong financial performance while also enhancing executive retention, and is tightly aligned to stockholder interests. The Committee's believe that this approach focuses the efforts of the Company's executive officers toward achieving fundamental growth and share price appreciation for the long-term benefit of stockholders.

THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF DEPARTMENT 56, INC.
Stewart M. Kasen, Chair James E. Bloom Vin Weber
THE STOCK INCENTIVE COMMITTEE OF THE BOARD OF DIRECTORS OF DEPARTMENT 56, INC.
Vin Weber, Chair Steven G. Rothmeier

ITEM 2 — APPOINTMENT OF AUDITORS

        Upon recommendation of the Audit Committee, the Board of Directors has appointed Deloitte & Touche LLP, independent public accountants, to audit and report on the consolidated financial statements of the Company for the fiscal year ending December 28, 2002 and to perform such other services as may be required of them. Deloitte & Touche LLP has served as auditors for the Company since October 1992. The Board of Directors has directed that management submit the appointment of auditors for ratification by the stockholders at the Annual Meeting. Representatives of Deloitte & Touche LLP are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

        Proxies will be voted FOR ratification of the appointment of Deloitte & Touche LLP as auditors for the Company for the fiscal year ending December 28, 2002. The Board of Directors recommends a vote FOR ratification of the appointment of Deloitte & Touche LLP as auditors.

EXPENSES OF SOLICITATION

        The cost of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mails, some of the officers, directors, and regular employees of the Company and its subsidiaries, none of whom will receive additional compensation therefor, may solicit proxies in person or by telephone, telegraph or other means. Solicitation will also be made by employees of Mellon Investor Services, which firm will be paid a fee estimated not to exceed $5,000, plus expenses. As is customary, the Company will, upon request, reimburse brokerage firms, banks, trustees, nominees and other persons for their out-of-pocket expenses in forwarding proxy materials to their principals.

STOCKHOLDER PROPOSALS FOR THE 2003
ANNUAL MEETING OF STOCKHOLDERS

        Shareholder proposals for consideration at the Company's 2003 Annual Meeting must follow the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company's Restated By-Laws. To be timely under Rule 14a-8, shareholder proposals must be received by the Secretary of the Company by November 29, 2002 in order to be considered for inclusion in the Company's Proxy Statement. Under the Company's Restated By-Laws, if a shareholder plans to bring an item of business before a meeting of shareholders, the shareholder must notify the Company generally not less than 60 days nor more than 90 days prior to the meeting, provided, however, that if less than 70 days notice of the meeting date is given, notice by the shareholder to be timely must be received not later than the close of business on the 10th day following the earlier of the day on which notice of the meeting date is mailed or public disclosure of such date was made. If the Company does not receive notice of a shareholder proposal within the time requirements set forth in the Restated By-Laws, then the Company will not be required to present such proposal at the 2003 Annual Meeting of Shareholders. The proposals must also comply with all applicable statutes and regulations.

OTHER MATTERS

        The Company knows of no other matter to be brought before the 2002 Annual Meeting. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote in accordance with their best judgment.

        The Company's 2001 Annual Stockholders Report, including financial statements and Annual Report on Form 10-K for the fiscal year ended December 29, 2001, is being sent to stockholders of record as of March 18, 2002, together with this Proxy Statement. Copies of any exhibits to the Form 10-K will be furnished upon the payment of a reasonable duplicating charge. Requests in writing for copies of any such materials should be directed to Mr. David H. Weiser, Secretary, Department 56, Inc., One Village Place, 6436 City West Parkway, Eden Prairie, Minnesota 55344.

                      By order of the Board of Directors,

                      DAVID H. WEISER
                      Secretary

Eden Prairie, Minnesota
March 28, 2002

The Board of Directors recommends a vote FOR Items 1 and 2.	Please mark your votes as indicated in this example	☒
	FOR ALL NOMINEES	WITHHELD FROM ALL NOMINEES		FOR	AGAINST	ABSTAIN
Item 1. ELECTION OF DIRECTORS	☐	☐	Item 2. APPROVAL OF AUDITORS	☐	☐	☐
Nominees: 01 Susan E. Engel 02 James E. Bloom 03 Michael R. Francis	04 Stewart M. Kasen 05 Gary S. Matthews 06 Steven G. Rothmeier 07 Vin Weber
			I PLAN TO ATTEND MEETING			☐
WITHHELD FOR: To withhold authority for any individual nominee(s), write the nominee(s) name(s) on the line provided below:			COMMENTS/ADDRESS CHANGE Please mark this box if you have written comments/address changes on the reverse side.			☐
Receipt is hereby acknowledged of the Department 56, Inc. Notice of Meeting and Proxy Statement.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
Signature	Signature	Date
Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
/*\ FOLD AND DETACH HERE /*\

Department 56, Inc.

2002 Annual Meeting
Admission Ticket—Non-Transferable
Hilton Garden Inn
6330 Point Chase
Eden Prairie, MN 55344
May 8, 2002
11:00 a.m.

Detach and retain this portion, sign and present for admittance to meeting.

SIGNATURE OF SHAREHOLDER(S)	SIGNATURE OF SHAREHOLDER(S)
/*\ FOLD AND DETACH HERE /*\
For more information about Department 56 products or a retailer near you, contact 1-800-LIT-TOWN or www.department56.com

P R O X Y	PROXY FOR ANNUAL MEETING OF STOCKHOLDERS May 8, 2002 This Proxy is Solicited on Behalf of Department 56, Inc.'s Board of Directors.

        The undersigned hereby appoints Gregg A. Peters, Lisa B. Riedesel, and David H. Weiser, and each of them, Proxies for the undersigned, with full power of substitution, to represent and to vote all shares of Department 56, Inc. Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Department 56, Inc. to be held in Eden Prairie, Minnesota, on Wednesday, May 8, 2002 at 11:00 a.m., or at any adjournment thereof, upon the matters set forth on the reverse side and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any adjournment thereof.

        Please mark this proxy as indicated on the reverse side to vote on any item. If you wish to vote in accordance with the Board of Directors' recommendations, please sign the reverse side; no boxes need to be checked. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR ITEMS 1 AND 2. In their discretion, the appointed Proxies are authorized to vote upon such other business as may properly come before the meeting.

COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS BOX ON REVERSE SIDE

(Continued and to be signed and dated on other side)

/*\ FOLD AND DETACH HERE /*\

Holidays. Special Days. Every Day.
/*\ FOLD AND DETACH HERE /*\

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VOTING AND REVOCATION OF PROXIES
ITEM 1 — ELECTION OF DIRECTORS
FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS AND COMMITTEES
AUDIT COMMITTEE REPORT
THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF DEPARTMENT 56, INC.
BIOGRAPHICAL INFORMATION REGARDING EXECUTIVE OFFICERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
COMPENSATION OF EXECUTIVE OFFICERS
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN THE FISCAL YEAR ENDED DECEMBER 29, 2001
AGGREGATED OPTION EXERCISES IN THE FISCAL YEAR ENDED DECEMBER 29, 2000 AND FISCAL YEAR-END OPTION VALUES
COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN AMONG DEPARTMENT 56, INC., THE S&P SMALLCAP 600 INDEX AND PEER GROUP
COMPENSATION COMMITTEE AND STOCK INCENTIVE COMMITTEE REPORT ON EXECUTIVE COMPENSATION
ITEM 2 — APPOINTMENT OF AUDITORS
EXPENSES OF SOLICITATION
STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS
OTHER MATTERS